CEO MANAGEMENT SERVICES AGREEMENT

     This CEO Management Services Agreement (this “Agreement”), entered into this 15th day of November 2016, is by and between White Mountain Titanium Corporation, a Nevada corporation (the “Company”), and Andrew G. Sloop, an individual (“Mr. Sloop”). Each of the Company and Mr. Sloop is a “Party” and together “Parties.”

RECITALS:

     WHEREAS, the Company and Nexo WMTM Holdings, LLC, a Delaware limited liability company (“Lender”), entered into a Loan Agreement dated March 16, 2016, as supplemented by the Limited Waiver Agreement dated April 14, 2016 (with the exhibits thereto, the “Loan Agreement”), a copy of which is attached to this Agreement as Exhibit A and incorporated herein;

     WHEREAS, Mr. Sloop is a member and manager of Lender;

     WHEREAS, pursuant to the terms of the Loan Agreement, and as the sole holder of the outstanding shares of the Company’s Series A Preferred Stock, Lender duly elected Mr. Sloop as a director of the Company and the non-executive Chairman of the Board of Directors;

     WHEREAS, as part of the Loan Agreement, the Company furthered entered into an exclusive Development Assignment with Nexo Water Ventures, LLC, a Delaware limited liability company (“Nexo Water”) concerning the Company’s potential desalination plant in Huasco, Chile;

     WHEREAS, Mr. Sloop is also a member and manager of Nexo Water;

     WHEREAS, on September 22, 2016, Mr. Sloop was duly appointed by the Company’s Board of Directors to serve as Interim Chief Executive Officer (“CEO”) of the Company; and

     WHEREAS, the Parties hereto desire to set forth the terms and conditions by which the Mr. Sloop will serve as the Company’s Chief Executive Officer.

     NOW, THEREFORE, in consideration of the mutual terms and conditions set forth in this Agreement, the Parties hereto agree as follows:

     1. Service as Interim CEO. During the term of this Agreement Mr. Sloop shall serve as Interim Chief Executive Officer (“CEO”) of the Company. He shall perform such services consistent with his position as might be assigned to him from time to time by the Board of Directors (the “Board”) and as are consistent with the bylaws of the Company and any policies and procedures applicable to senior officers of the Company. Mr. Sloop shall have such responsibilities and authority as is commensurate with such office and as may be prescribed by the Board and bylaws of the Company. In particular, Mr. Sloop will be responsible for all aspects of the day-to-day operations of the Company. The Board shall have the right to review and change the responsibilities of Mr. Sloop from time to time as it may deem necessary or appropriate, provided, however, that such responsibilities shall not be inconsistent with his positions as CEO. All services provided by Mr. Sloop hereunder shall be performed in a timely manner and in accordance with good and standard professional practice.

     2. Term. This Agreement shall remain effective until it is terminated. Either Party may terminate this Agreement at any time, with or without cause, upon not less than ten days’ prior written notice; provided that if at any time Mr. Sloop shall for any reason cease serving as CEO of the Company, this Agreement shall automatically terminate.

     3. Compensation.

          a. Monthly Fee. In consideration of the services provided by Service Provider, commencing retroactive to September 22, 2016, the Company shall pay to the Service Provider US$6,000 per month. Payments hereunder shall commence for the period beginning on the Effective Date and shall be made on or before the 10th business day of the calendar month following the month in which such services were provided. The compensation payable hereunder shall be in lieu of and not in addition to any cash compensation payable to Mr. Sloop for service as a director of the Company or services for any subsidiary, or as a member of any committee of Board of Directors of the Company or any subsidiary.

          b. Share Compensation Pool. Mr. Sloop shall be entitled to participate in the annual share compensation pool.

          c. Reimbursable Expenses. The Company shall promptly reimburse Mr. Sloop for all reasonable travel, entertainment and other expenses incurred or paid by Mr. Sloop in connection with, or related to, the performance of his duties, responsibilities or services under this Agreement, upon presentation by Mr. Sloop of such supporting information and documentation as the Company may reasonably request in accordance with company policy and the requirements of the Internal Revenue Code.

     4. Conflicts of Interest. The Company acknowledges that Mr. Sloop is also a member and manager of Nexo Water, Lender and their joint affiliates (collectively, “Nexo”) with whom the Company has and may in the future have business transactions or become adverse (collectively, “Conflicts of Interests”). Knowing and understanding the Conflicts of Interests, on behalf of the Company, the Board still wants Mr. Sloop to serve as CEO. As such, any transactions between the Company and Mr. Sloop, Nexo, or any affiliates of Mr. Sloop or Nexo shall be resolved in accordance with NRS Section 78.140 and any future policies adopted by the Board applicable to senior executive officers.

     5. Corporate Opportunities. If Mr. Sloop becomes aware of any potential transaction related to the Company’s desalination project that may represent a corporate opportunity for both the Company and any other entity for which Mr. Sloop serves as an officer or director, or in which Mr. Sloop has a material financial or ownership interest, Mr. Sloop will have a duty to present that opportunity to the Company and the Company will have the sole right, subject to the Development Assignment, to pursue the transaction if the Company so determines; provided that this policy may be revised by policies adopted by the Board hereafter which are applicable to all senior executive officers.

     6. Indemnification; Contribution; D&O Insurance.

          a. Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless Mr. Sloop, to the fullest extent permitted by applicable law, from and against any and all losses, as incurred, arising out of or relating to his services as CEO, but only to the extent, that such action was not based upon the gross negligence or criminal act of Mr. Sloop. The Company shall notify Mr. Sloop promptly of the institution, threat or assertion of any legal, administrative, or other proceeding (each a “Proceeding”) of which the Company is aware which may require indemnification hereunder.

          b. Conduct of Indemnification Proceedings. If any Proceeding is brought or asserted against Mr. Sloop, he shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to Mr. Sloop and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of Mr. Sloop to give such notice shall not relieve the Company Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced Mr. Sloop.

          c. Separate Defense. Mr. Sloop shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of Mr. Sloop unless: (i) the Company has agreed in writing to pay such fees and expenses; or (ii) the Company shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to Mr. Sloop in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both Mr. Sloop and the Company, and Mr. Sloop shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent Mr. Sloop and the Company (in which case, if Mr. Sloop notifies the Company in writing that he elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company). The Company shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. The Company shall not, without the prior written consent of Mr. Sloop, effect any settlement of any pending Proceeding in respect of which Mr. Sloop is a party, unless such settlement includes an unconditional release of Mr. Sloop from all liability on claims that are the subject matter of such Proceeding.

          d. Advance Payment of Expenses; Notification and Defense of Claim. Expenses (including attorneys’ fees) incurred by Mr. Sloop in defending a threatened or pending Proceeding, shall be paid by the Company in advance of the final disposition of such Proceeding within thirty (30) days after receipt by the Company of (i) a statement or statements from Mr. Sloop requesting such advance or advances from time to time, and (ii) an undertaking by or on behalf of Mr. Sloop to repay such amount or amounts, only if, and to the extent that, it shall ultimately be determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Company as authorized by this Agreement or otherwise. Such undertaking shall be accepted without reference to the financial ability of Mr. Sloop to make such repayment. Advances shall be unsecured and interest-free.

          e. Witness Expenses. Notwithstanding any other provision of this Agreement to the contrary, to the extent that Mr. Sloop is, by reason of his status as CEO, a witness or otherwise participates in any action, suit or proceeding at a time when Mr. Sloop is not a party in the action, suit or proceeding, the Company shall indemnify Mr. Sloop against all expenses (including attorneys’ fees) actually and reasonably incurred by Mr. Sloop or on his behalf in connection therewith.

          f. Contribution. If a claim for indemnification under this Section is unavailable to Mr. Sloop (by reasons other than the specified exclusions to indemnification), then the Company, in lieu of indemnifying Mr. Sloop, shall contribute to the amount paid or payable by Mr. Sloop as a result of any losses incurred as a result of the Proceeding, in such proportion as is appropriate to reflect the relative fault of the Company and Mr. Sloop in connection with the actions, statements or omissions that resulted in such losses as well as any other relevant equitable considerations. The relative fault of the Company and Mr. Sloop shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, the Company or Mr. Sloop, and the Parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a Party as a result of any losses shall be deemed to include, subject to the limitations set forth in this Section, any reasonable attorneys’ or other reasonable fees or expenses incurred by such Party in connection with any Proceeding to the extent such Party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such Party in accordance with its terms. The Parties hereto agree that it would not be just and equitable if contribution pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this paragraph.

          g. Not Exclusive. The indemnity and contribution agreements contained in this Section are in addition to any liability that the Company may have to Mr. Sloop.

          h. Insurance. During the term of this Agreement, the Company shall maintain reasonable D&O insurance for its executive officers, including Mr. Sloop and shall reasonably share such D&O insurance policies with Mr. Sloop upon his request.

     7. Confidentiality. Mr. Sloop recognizes and acknowledges that certain information, including, but not limited to, information pertaining to the financial condition of the Company, its systems, methods of doing business, agreements with customers or suppliers, or other aspects of the business of the Company or which are sufficiently secret to derive economic value from not being disclosed (hereinafter “Confidential Information”) may be made available or otherwise come into the possession of Mr. Sloop by reason of his service as CEO. Accordingly, Mr. Sloop agrees that he will not (either during the term of this Agreement or for a period of one year after the term of this Agreement) disclose any Confidential Information to any person, firm, corporation, association, or other entity for any reason or purpose whatsoever or make use to their personal advantage or to the advantage of any third party, of any Confidential Information, without the prior written consent of the Company. Mr. Sloop shall, upon termination of this Agreement and written request of the Company, return to the Company all documents which reflect Confidential Information (including copies thereof). Notwithstanding anything heretofore stated in this paragraph, Mr. Sloop’s obligations under this Agreement shall not, after termination of this Agreement, apply to information which has become generally available to the public without any action or omission of Mr. Sloop (except that any Confidential Information which is disclosed to any third party by an employee or representative of the Company who is authorized to make such disclosure shall be deemed to remain confidential and protectable under this provision). This provision is in addition to, and does not replace, any confidentiality policy of the Company in effect when this Agreement is executed or thereafter.

     8. Limited Release of Liability. Except for acts constituting gross negligence or criminal activity, the Company does hereby remise, release, and forever discharge Mr. Sloop, Lender, Nexo Water, his heirs, executors, administrators, successors, and assigns (collectively, the “Released Parties”) of and from all and any manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialities, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, and demands whatsoever, in law, in admiralty, or in equity, which against the Released Parties the Company ever had, now has, or which the Company can, shall, or may have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement and more specifically a cause of action arising out of (i) actions and performance in his duties as CEO; (ii) relative directorships in the Company and any subsidiary; (iii) any inherit conflict of interest under the Loan Agreement; and (iv) negotiation and execution of the development of the Cerro Blanco desalination plan pursuant to the Assignment of Development Rights of Cerro Blanco Desalination Plant dated March 16, 2016, between the Company and Nexo Water. Mr. Sloop represents and warrants to the Company that to the best of his knowledge and reasonable belief, none of the Released Parties has committed any act which would give rise to a cause of action against him by the Company.

     9. Miscellaneous.

          a. Amendments. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the Party or Parties sought to be charged or bound by the alteration or amendment.

          b. Governing Law and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the choice of law principals thereof. The Parties hereto irrevocably submit to the jurisdiction of the Courts of the State of Utah located in Salt Lake County and the United States District Court of Utah in any action arising out of or relating to this Agreement, and hereby irrevocably agree that all claims in respect of such action may be heard and determined in such state or federal court. The Parties hereto irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Parties further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment. To the extent any Party hereto has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each of the Parties hereto hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

          c. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, OR IN CONNECTION WITH THE TRANSACTIONS RELATED HERETO OR CONTEMPLATED HEREBY OR THE EXERCISE OF ANY PARTY’S RIGHTS AND REMEDIES HEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. EACH PARTY AGREES THAT THE OTHER PARTY MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF THE OTHER PARTY IRREVOCABLY TO WAIVE ITS OR HIS RIGHTS TO TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN THE PARTIES SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY. EACH PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION MAY NOT BE ORALLY WAIVED AND CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF EITHER PARTY, INCLUDING SUCH PARTY’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF SUCH DISPUTE OR CONTROVERSY, SEEK TO ENFORCE THE PROVISIONS OF THIS PARAGRAPH, AND EACH PARTY ACKNOWLEDGES THAT THE OTHER PARTY HAS, IN PART, BEEN INDUCED TO ENTER INTO THIS AGREEMENT IN RELIANCE ON THE PROVISIONS OF THIS PARAGRAPH.

          d. Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

          e. Costs, Fees and Expenses. Each Party to this Agreement shall bear and be financially responsible for its own costs associated with this Agreement.

          f. Post Judgment Attorney Fees. If the service of an attorney is required by either Party to enforce a judgment rendered in connection with this Agreement, such Party shall be entitled to its reasonable attorneys’ fees, legal expenses, and costs and such attorneys’ fees, legal expenses and costs shall be recoverable from the other Party. This provision shall be severable from all other provisions of this Agreement, shall survive any judgment, and shall not be deemed merged into the judgment.

          g. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given pursuant to this Agreement must be in writing (including electronic format) and will be deemed by the Parties to have been received (i) upon delivery in person (including by reputable express courier service) at the address set forth below; (ii) upon delivery by facsimile (as verified by a printout showing satisfactory transmission) at the facsimile number designated below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); (iii) upon delivery by electronic mail (as verified by a printout showing satisfactory transmission) at the electronic mail address set forth below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); or (iv) upon three business days after mailing with the United States Postal Service if mailed from and to a location within the continental United States by registered or certified mail, return receipt requested, addressed to the address set forth below. Any Party hereto may from time to time change its physical or electronic address or facsimile number for notices by giving notice of such changed address or number to the other Party in accordance with this section.

If to the Company at:	White Mountain Titanium Corporation
1656 Reunion Avenue
Suite 250
South Jordan, UT 84095
Attention: Ronald N. Vance, Secretary
Facsimile No.: 801 446-8803
Email Address: ron@vancelaw.us

With a copy (which will not
constitute notice) to:	Ronald N. Vance, Esq.
Vance, Higley & Associates, P.C.
Attorneys at Law
1656 Reunion Avenue
Suite 250
South Jordan, UT 84095
Facsimile No. (801) 446-8803
Email Address: ron@vancelaw.us

If to Mr. Sloop at:	1389 Center Drive
Suite 120
Park City, UT 84098
Facsimile No.:
Email Address: asloop@nexocapitalpartners.com

With a copy (which will not
constitute notice) to:	Josh Tandy, Esq.
1389 Center Drive
Suite 120
Park City, UT 84098
Facsimile No.:
Email Address: josh@nexocapitalpartners.com

          h. Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any Party, such finding shall not render that provision invalid or unenforceable as to any other Party. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

          i. Successors and Assigns. This Agreement shall be binding upon the Parties and their successors and assigns and shall inure to the benefit of the other Parties and successors and assigns.

          j. Entire Agreement. This Agreement constitutes the entire understanding between the Parties hereto with respect to the subject matter hereof and supersedes all negotiations, representations, prior discussions, and preliminary agreements between the Parties hereto relating to the subject matter of this Agreement.

          k. Survival. All warranties, representations, and covenants made by the Parties in this Agreement or in any certificate or other instrument delivered by either Party to the other Party under this Agreement shall be considered to have been relied upon by the receiving Party and will survive the making of this Agreement.

          l. Time Is of the Essence. Time is of the essence in the performance of this Agreement and the obligations created hereby.

          m. Waiver. Neither Party shall be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by the other Party. No delay or omission on the part of either Party in exercising any right shall operate as a waiver of such right or any other right.

          n. Governing Language. This Agreement has been prepared in the English language and the English language shall control its interpretation. All consents, notices, reports and other written documents to be delivered or provided by a Party under this Agreement shall be in the English language, unless otherwise agreed by the receiving Party, and in the event of any conflict between the provisions of any document and the English language translation thereof, the terms of the English language translation shall control.

          o. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but such counterparts shall, together, constitute one and the same instrument. This Agreement, and each other agreement or instrument entered into in connection herewith or contemplated hereby, and any amendments hereto, to the extent signed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or e-mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party hereto or to any such agreement or instrument, each other Party hereto or thereto shall reexecute original forms thereof and deliver them to all other Parties. No Party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or e-mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or e-mail as a defense to the formation or enforceability of a contract and each such Party forever waives any such defense.

          p. Computation of Time Periods; Other Definitional Provisions. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”. The words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation” or words of similar import, and all references herein to sections, exhibits and schedules shall be deemed references to sections, exhibits and schedules of this Agreement, unless the context shall otherwise require.

          q. Exhibits. Each of the exhibits referenced in this Agreement is annexed hereto and is incorporated herein by this reference and expressly made a part hereof. The following exhibit is attached to this Agreement:

Exhibit A	Loan Agreement

          r. Representation of Counsel. Notwithstanding any rule or maxim of construction to the contrary, any ambiguity or uncertainty with respect to the provisions of this Agreement or their interpretation or application shall not be construed against either Party based upon authorship of any of the provisions hereof. Each Party hereby warrants, represents and certifies to the other as follows: (a) that the contents of this Agreement have been completely and carefully read by the representing Party and counsel for the representing Party; (b) that the representing Party has been separately represented by counsel and the representing Party is satisfied with such representation; and (c) that the representing Party’s counsel has advised the representing Party of, and the representing Party fully understands, the legal consequences of this Agreement. Mr. Sloop expressly acknowledges that in connection with this Agreement he has been represented by separate legal counsel and has not relied upon Company legal counsel.

     IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed as of the date first written above.

/s/ Andrew G. Sloop
ANDREW G. SLOOP

WHITE MOUNTAIN TITANIUM CORPORATION

By:	/s/ Sue Pei
Name: Sue Pei
Title: Chairman, Compensation Committee